                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 12, 2002

I.    RECONCILIATION OF COLLECTION ACCOUNT:

End of Period Collection Account Balance as of Prior Payment Date:                                     287,387.68
Available Funds:
        Contract Payments due and received in this period                                            3,487,210.65
        Contract Payments due in prior period(s) and received in this period                           103,101.99
        Contract Payments received in this period for next period                                       53,960.79
        Sales, Use and Property Tax, Maintenance, Late Charges                                          76,903.96
        Prepayment Amounts related to early termination in this period                                  62,140.17
        Servicer Advance                                                                               843,650.80
        Proceeds received from recoveries on previously Defaulted Contracts                                  0.00
        Transfer from Reserve Account                                                                    4,639.57
        Interest earned on Collection Account                                                            2,876.87
        Interest earned on Affiliated Account                                                              277.74
        Proceeds from repurchase of Contracts per Contribution and Servicing Agreement
          Section 5.03                                                                                       0.00
        Amounts paid per Contribution and Servicing Agreement Section 7.01
          (Substituted contract < Predecessor contract)                                                      0.00
        Amounts paid under insurance policies                                                                0.00
        Any other amounts                                                                                    0.00
                                                                                                     ------------
Total Available Funds                                                                                4,922,150.22
Less: Amounts to be Retained in Collection Account                                                     265,982.98
                                                                                                     ------------
AMOUNT TO BE DISTRIBUTED                                                                             4,656,167.24
                                                                                                     ============
DISTRIBUTION OF FUNDS:

        1.  To Trustee -  Fees                                                                               0.00
        2.  To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                 103,101.99
        3.  To Noteholders (For Servicer Report immediately following the
              Final Additional Closing Date)
                a) Class A1 Principal and Interest                                                           0.00
                a) Class A2 Principal (distributed after A1 Note matures) and Interest                       0.00
                a) Class A3 Principal (distributed after A2 Note matures) and Interest               3,253,671.92
                a) Class A4 Principal (distributed after A3 Note matures) and Interest                 508,746.22
                b) Class B Principal and Interest                                                       64,181.27
                c) Class C Principal and Interest                                                      128,845.19
                d) Class D Principal and Interest                                                       86,973.00
                e) Class E Principal and Interest                                                      115,855.89

        4.  To Reserve Account for Requirement per Indenture Agreement Section 3.08                          0.00
        5.  To Issuer - Residual Principal and Interest and Reserve Account Distribution
                a) Residual Interest (Provided no Restricting or Amortization Event in effect)         155,307.97
                b) Residual Principal (Provided no Restricting or Amortization Event in effect)        104,853.33
                c)  Reserve Account Distribution (Provided no Restricting or
                      Amortization Event in effect)                                                      4,639.57
        6.  To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and
              Any Other Amounts                                                                         80,058.57
        7.  To Servicer, Servicing Fee and other Servicing Compensations                                49,932.32
                                                                                                     ------------
TOTAL FUNDS DISTRIBUTED                                                                              4,656,167.24
                                                                                                     ============
End of Period Collection Account Balance {Includes Payments in Advance &
                                                                                                     ------------
  Restricting Event Funds (if any)}                                                                    265,982.98
                                                                                                     ============

II.    RESERVE ACCOUNT

Beginning Balance                                                                                   $4,104,190.93
     - Add Investment Earnings                                                                           4,639.57
     - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                        0.00
     - Less Distribution to Certificate Account                                                          4,639.57
                                                                                                     ------------
End of period balance                                                                               $4,104,190.93
                                                                                                     ============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
  (ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                        $4,104,190.93
                                                                                                     ============

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 12, 2002

III.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
         Pool A                                                          90,848,342.81
         Pool B                                                          26,325,979.87
                                                                        --------------
                                                                                                  117,174,322.68
Class A Overdue Interest, if any                                                  0.00
Class A Monthly Interest - Pool A                                           532,432.53
Class A Monthly Interest - Pool B                                           154,287.99

Class A Overdue Principal, if any                                                 0.00
Class A Monthly Principal - Pool A                                        2,156,914.09
Class A Monthly Principal - Pool B                                          918,783.53
                                                                         -------------
                                                                                                    3,075,697.62
Ending Principal Balance of the Class A Notes
         Pool A                                                          88,691,428.72
         Pool B                                                          25,407,196.34
                                                                        --------------
                                                                                                  --------------
                                                                                                  114,098,625.06
                                                                                                  ==============

----------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000     Ending Principal
Original Face $240,779,000    Original Face $240,779,000    Balance Factor
  $            2.852078         $            12.773945          47.387283%
----------------------------------------------------------------------------

IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
         Class A1                                                                 0.00
         Class A2                                                                 0.00
         Class A3                                                        31,370,322.68
         Class A4                                                        85,804,000.00
                                                                        --------------
Class A Monthly Interest                                                                          117,174,322.68
         Class A1 (Actual Number Days/360)                                        0.00
         Class A2                                                                 0.00
         Class A3                                                           177,974.30
         Class A4                                                           508,746.22
                                                                         -------------
Class A Monthly Principal
         Class A1                                                                 0.00
         Class A2                                                                 0.00
         Class A3                                                         3,075,697.62
         Class A4                                                                 0.00
                                                                         -------------
                                                                                                    3,075,697.62
Ending Principal Balance of the Class A Notes
         Class A1                                                                 0.00
         Class A2                                                                 0.00
         Class A3                                                        28,294,625.06
         Class A4                                                        85,804,000.00
                                                                         -------------
                                                                                                  --------------
                                                                                                  114,098,625.06
                                                                                                  ==============

CLASS A3

--------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000       Ending Principal
Original Face $74,000,000       Original Face $74,000,000       Balance Factor
  $            2.405058           $           41.563481             38.235980%
--------------------------------------------------------------------------------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 12, 2002

V.   CLASS B NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class B Notes
         Pool A                                                           1,548,423.33
         Pool B                                                             448,678.76
                                                                          ------------
                                                                                                    1,997,102.09
Class B Overdue Interest, if any                                                  0.00
Class B Monthly Interest - Pool A                                             9,113.76
Class B Monthly Interest - Pool B                                             2,640.85
Class B Overdue Principal, if any                                                 0.00
Class B Monthly Principal - Pool A                                           36,765.58
Class B Monthly Principal - Pool B                                           15,661.08
                                                                          ------------
                                                                                                       52,426.66
Ending Principal Balance of the Class B Notes
         Pool A                                                           1,511,657.75
         Pool B                                                             433,017.68
                                                                          ------------
                                                                                                    ------------
                                                                                                    1,944,675.43
                                                                                                    ============

--------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000       Ending Principal
Original Face $4,104,000        Original Face $4,104,000        Balance Factor
  $           2.864184            $          12.774527              47.384879%
--------------------------------------------------------------------------------

VI.   CLASS C NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class C Notes
         Pool A                                                           3,096,846.68
         Pool B                                                             897,357.52
                                                                          ------------
                                                                                                    3,994,204.20
Class C Overdue Interest, if any                                                  0.00
Class C Monthly Interest - Pool A                                            18,601.73
Class C Monthly Interest - Pool B                                             5,390.13
Class C Overdue Principal, if any                                                 0.00
Class C Monthly Principal - Pool A                                           73,531.16
Class C Monthly Principal - Pool B                                           31,322.17
                                                                          ------------
                                                                                                      104,853.33
Ending Principal Balance of the Class C Notes
         Pool A                                                           3,023,315.52
         Pool B                                                             866,035.35
                                                                          ------------
                                                                                                    ------------
                                                                                                    3,889,350.87
                                                                                                    ============

--------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000       Ending Principal
Original Face $8,208,000        Original Face $8,208,000        Balance Factor
  $           2.922985            $         12.774529               47.384879%
--------------------------------------------------------------------------------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 12, 2002

VII.   CLASS D NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class D Notes
         Pool A                                                           2,064,564.45
         Pool B                                                             598,238.35
                                                                          ------------
                                                                                                    2,662,802.80
Class D Overdue Interest, if any                                                  0.00
Class D Monthly Interest - Pool A                                            13,235.58
Class D Monthly Interest - Pool B                                             3,835.21
Class D Overdue Principal, if any                                                 0.00
Class D Monthly Principal - Pool A                                           49,020.77
Class D Monthly Principal - Pool B                                           20,881.44
                                                                          ------------
                                                                                                       69,902.21
Ending Principal Balance of the Class D Notes
         Pool A                                                           2,015,543.68
         Pool B                                                             577,356.91
                                                                          ------------
                                                                                                    ------------
                                                                                                    2,592,900.59
                                                                                                    ============

------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000       Ending Principal
Original Face $5,472,000      Original Face $5,472,000        Balance Factor
  $           3.119662          $          12.774527              47.384879%
------------------------------------------------------------------------------

VIII.   CLASS E NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class E Notes
         Pool A                                                           2,580,705.56
         Pool B                                                             747,797.94
                                                                          ------------
                                                                                                    3,328,503.50
Class E Overdue Interest, if any                                                  0.00
Class E Monthly Interest - Pool A                                            22,080.09
Class E Monthly Interest - Pool B                                             6,398.03
Class E Overdue Principal, if any                                                 0.00
Class E Monthly Principal - Pool A                                           61,275.97
Class E Monthly Principal - Pool B                                           26,101.80
                                                                          ------------
                                                                                                       87,377.77
Ending Principal Balance of the Class E Notes
         Pool A                                                           2,519,429.59
         Pool B                                                             721,696.14
                                                                          ------------
                                                                                                    ------------
                                                                                                    3,241,125.73
                                                                                                    ============

----------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000     Ending Principal
Original Face $6,840,000      Original Face $6,840,000      Balance Factor
  $           4.163468          $          12.774528            47.384879%
----------------------------------------------------------------------------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 12, 2002

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

Beginning Residual Principal Balance
         Pool A                                                           3,098,026.62
         Pool B                                                             897,906.48
                                                                          ------------
                                                                                                    3,995,933.10

Residual Interest - Pool A                                                   64,554.04
Residual Interest - Pool B                                                   90,753.93
Residual Principal - Pool A                                                  73,531.16
Residual Principal - Pool B                                                  31,322.17
                                                                          ------------
                                                                                                      104,853.33
Ending Residual Principal Balance
         Pool A                                                           3,024,495.46
         Pool B                                                             866,584.31
                                                                          ------------
                                                                                                    ------------
                                                                                                    3,891,079.77
                                                                                                    ============

X.   PAYMENT TO SERVICER

- Collection period Servicer Fee                                                                       49,932.32
- Servicer Advances reimbursement                                                                     103,101.99
- Tax, Maintenance, Late Charges, Bank Interest and other amounts                                      80,058.57
                                                                                                    ------------
Total amounts due to Servicer                                                                         233,092.88
                                                                                                    ============

                       DVI RECEIVABLES XII L.L.C. 2000-2
                                SERVICER REPORT
                    FOR THE PAYMENT DATE DECEMBER 12, 2002

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A


Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
  beginning of the related Collection Period                                                               103,236,909.43

Aggregate Discounted Contract Balance of Additional Contracts acquired during
  Collection Period                                                                                                  0.00

Decline in Aggregate Discounted Contract Balance                                                             2,451,038.73
                                                                                                           --------------
Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
  ending of the related Collection Period                                                                  100,785,870.70
                                                                                                           ==============
Components of Decline in Aggregate Discounted Contract Balance:
  - Principal portion of Contract Payments and Servicer Advances                           2,390,112.59

  - Principal portion of Prepayment Amounts                                                   60,926.14

  - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02              0.00

  - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
      Contracts during the Collection Period                                                       0.00

  - Aggregate Discounted Contract Balance of Substitute Contracts added during
      Collection Period                                                                            0.00

  - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
      during Collection Period                                                                     0.00
                                                                                           ------------
                         Total Decline in Aggregate Discounted Contract Balance            2,451,038.73
                                                                                           ============

POOL B

Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
  beginning of the related Collection Period                                                                29,915,958.91

Aggregate Discounted Contract Balance of Additional Contracts acquired during
  Collection Period                                                                                                  0.00

Decline in Aggregate Discounted Contract Balance                                                             1,044,072.21
                                                                                                           --------------
Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
  ending of the related Collection Period                                                                   28,871,886.70
                                                                                                           ==============
Components of Decline in Aggregate Discounted Contract Balance:
  - Principal portion of Contract Payments and Servicer Advances                           1,043,252.32

  - Principal portion of Prepayment Amounts                                                      819.89

  - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02              0.00

  - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
      Contracts during the Collection Period                                                       0.00

  - Aggregate Discounted Contract Balance of Substitute Contracts added during
      Collection Period                                                                            0.00

  - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
      during Collection Period                                                                     0.00
                                                                                           ------------
                         Total Decline in Aggregate Discounted Contract Balance            1,044,072.21
                                                                                           ============
                                                                                                           --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                          129,657,757.40
                                                                                                           ==============

                       DVI RECEIVABLES XII L.L.C. 2000-2
                                SERVICER REPORT
                    FOR THE PAYMENT DATE DECEMBER 12, 2002

XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

  POOL A

                                                                                                      Predecessor
                                            Discounted            Predecessor                          Discounted
Lease #       Lessee Name                   Present Value          Lease #                            Present Value
------------------------------------        -------------         -----------                         -------------
              NONE
                                            -------------                                             --------------
                                     Totals:        $0.00                                                      $0.00

a)  DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                      $0.00
b)  ADCB OF POOL A AT CLOSING DATE                                                                   $186,735,373.96
c)  (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                               0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                $0.00
b)  Total discounted Contract Balance of Substitute Receivables                 $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
      Contribution & Servicing Agreement Section 7.02                           $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE
  RELATED COLLECTION PERIOD                               YES            NO   X

  POOL B

                                                                                                      Predecessor
                                            Discounted            Predecessor                          Discounted
Lease #       Lessee Name                   Present Value          Lease #                            Present Value
------------------------------------        -------------         -----------                         -------------
              NONE
                                            -------------                                             --------------
                                     Totals:        $0.00                                                      $0.00

a)  DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                      $0.00
b)  ADCB OF POOL A AT CLOSING DATE                                                                    $86,877,354.94
c)  (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                 0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                $0.00
b)  Total discounted Contract Balance of Substitute Receivables                 $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
      Contribution & Servicing Agreement Section 7.02                           $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE
  RELATED COLLECTION PERIOD                               YES            NO   X

                      DVI RECEIVABLES XII L.L.C. 2000-2
                               SERVICER REPORT
                   FOR THE PAYMENT DATE DECEMBER 12, 2002

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

  POOL A - NON-PERFORMING

                                                                                               Predecessor
                                                       Discounted       Predecessor             Discounted
Lease #      Lessee Name                              Present Value       Lease #              Present Value
----------------------------------------------        -------------     -----------            -------------
1528-004     U.S. Neurological, Inc.                  $  194,560.17     2042-202               $  981,403.44
2826-001     Newark Health Imaging, L.L.C.            $  789,368.50
2875-008     MRI of River North, INC. et al           $  735,842.45     2314-004               $  707,303.41
2709-202     Symmorphix, Inc.                         $  390,173.53     2041-201               $  526,898.39
2712-201     Matric Semiconductor, Inc.               $  123,333.71     2041-202               $   87,853.47
2712-202     Matric Semiconductor, Inc.               $  102,100.09
3323-001     Open MRI Ohio I Ventures L.L.C.          $1,018,210.69     2659-001               $  567,212.03
             Cash                                     $  116,213.37     2660-001               $  567,212.03
3694-003     Community Radiology of Virginia, Inc.    $  607,349.06     973-021                $  154,974.48
3698-002     Advanced Medical Imaging Center, Inc.    $  506,124.29     973-022                $   31,639.99
3702-002     USDL Pittsburgh Inc & USDL
               Pittsburgh Holding                     $1,418,075.66     973-023                $   49,476.32
                                                                        973-026                $   56,668.18
                                                                        1969-102               $  487,002.62
                                                                        2590-001               $1,261,454.31
                                                                        1081-501               $  326,796.30
                                                                        1081-503               $  124,052.91
                                                      -------------                            -------------
                                             Totals:  $6,001,351.52                            $5,929,947.88

a)  DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                5,929,947.88
b)  ADCB OF POOL A AT CLOSING DATE                                                           $186,735,373.96
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                        3.18%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                $2,492,065.11
b)  Total discounted Contract Balance of Substitute Receivables                 $2,531,549.01
c)  If (a) > (b), amount to be deposited in Collection Account per
      Contribution & Servicing Agreement Section 7.02                           $        0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE
  RELATED COLLECTION PERIOD                               YES    X           NO

  POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                                               Predecessor
                                                       Discounted       Predecessor             Discounted
Lease #      Lessee Name                              Present Value       Lease #              Present Value
----------------------------------------------        -------------     -----------            -------------
3313-001     Open MRI Missouri Ventures, LLC          $1,103,064.69     1004-501               $     60,739.26
3313-003     Open MRI Missouri Ventures, LLC          $1,035,735.31     1004-502               $     60,739.26
3309-002     Open MRI Illinois Ventures, LLC          $  998,471.79     2786-001               $  3,010,223.86
3702-005     USDL Pittsburgh Inc & USDL
               Pittsburgh Holding                     $  911,603.03     2140-501               $  1,338,784.65
3718-001     USD Dayton, Inc., and USD Dayton
               Holding                                $  809,799.02     2445-002               $    224,427.12
                                                                        2671-001               $     75,159.10
                                                      -------------                            ---------------
                                             Totals:  $4,858,673.84                            $  4,770,073.25

a)  DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                  $  4,770,073.25
b)  ADCB OF POOL B AT CLOSING DATE                                                             $ 86,877,354.94
c)  (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                         5.49%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables              $  1,638,370.87
b)  Total discounted Contract Balance of Substitute Receivables               $  1,721,402.05
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                           $          0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE
  RELATED COLLECTION PERIOD                               YES    X           NO

                       DVI RECEIVABLES XII L.L.C. 2000-2
                                SERVICER REPORT
                    FOR THE PAYMENT DATE DECEMBER 12, 2002

XV.    POOL PERFORMANCE MEASUREMENTS

1.         Aggregate Discounted Contract Balance

CONTRACTS DELINQUENT > 90 DAYS                   TOTAL OUTSTANDING CONTRACTS
 This Month                        519,991.48     This Month                   129,657,757.40
 1 Month Prior                   4,657,811.76     1 Month Prior                133,152,868.34
 2 Months Prior                  4,430,648.05     2 Months Prior               138,099,117.77

 Total                           9,608,451.29     Total                        400,909,743.51

 a) 3 Month Average              3,202,817.10     b) 3 Month Average           133,636,581.17

 c) a/b                                  2.40%

2.  Does a Delinquency Condition Exist (1c > 6% )?            Yes        No  X

3.  Restricting Event Check

    A. A Delinquency Condition exists for
       current period?                                        Yes        No  X

    B. An Indenture Event of Default has occurred
       and is then continuing?                                Yes        No  X

4.  Has a Servicer Event of Default occurred?                 Yes        No  X

5.  Amortization Event Check

    A. Is 1c > 8% ?                                           Yes        No  X

    B. Bankruptcy, insolvency, reorganization;
       default/violation of any covenant or obligation
       not remedied within 90 days?                           Yes        No  X

    C. As of any Determination date, the sum of all
       defaulted contracts since the Closing date
       exceeds 6% of the ADCB on the Closing Date?            Yes        No  X

6.  Aggregate Discounted Contract Balance at
    Closing Date                                         Balance $273,612,728.90

DELINQUENT LEASE SUMMARY

Days Past Due          Current Pool Balance            # Leases
-------------          --------------------            --------
   31 - 60                2,506,092.01                    24
   61 - 90                1,566,231.06                    19
  91 - 180                  519,991.48                    16

    Approved By:
    Matthew E. Goldenberg
    Vice President
    Structured Finance and Securitization